                                                                     Exhibit 20

USAA Auto Owner Trust 2005-1
Seller & Servicer: USAA Federal Savings Bank
Indenture Trustee: JPMorgan Chase Bank
Monthly Servicer Report
Collection Period #                                                            5
                                                                        7/1/2005
Collection Period # End Date                                           7/31/2005
Distribution Date                                                      8/15/2005
Acceleration Event (1=yes; 0=no)?                                             --

I.   Available Amount in the Collection Account
   A.  Credits
      1. Payments from Obligors Applied to Collection Period
         a. Principal Payments                                                                             $   31,125,679.30
         b. Interest Payments                                                                              $    3,889,548.19
                                                                                                           -----------------
         c. Total (a+b)                                                                                    $   35,015,227.49
      2. Repurchase Amount From Repurchased Receivable
         a. Principal Payments                                                                             $              --
         b. Interest Payments                                                                              $              --
                                                                                                           -----------------
         c. Total (a+b)                                                                                    $              --
      3. Recovery of Defaulted Receivable
         a. Principal Recovery Amount                                                                      $       22,569.00
         b. Principal Balance of Defaulted Receivable                                                      $      306,410.74
                                                                                                           -----------------
         c. Net Principal loss (Realized Loss)                                                             $      283,841.74
      4
         a. Interest Advance by Servicer                                                                   $      123,537.02
         b. Reimbursement of Interest Advance by Servicer                                                  $      123,537.02
      5. Investment Earnings on Collection Account (as of month end)                                       $       87,654.94
      6. Overpayment from Obligors                                                                         $              --
      7. Net Adjustments
         a. to Interest Collections                                                                        $              --
         b. to Principal Collections                                                                       $              --
      8. Total Credits (sum 1 through 7)                                                                   $   35,248,988.45
   B. Debits
      1. Overpayment from Obligors                                                                         $              --
      2. Reimbursement of Interest Advance by Servicer                                                     $      123,537.02
      3. Total Debits                                                                                      $      123,537.02
   C. Total Collections (A-B)                                                                              $   35,125,451.43
      1. Available Interest Collections                                                                    $    3,999,772.13
      2. Available Principal Collections                                                                   $   31,125,679.30
II. Receivable Pool & Securities Balance
   A. Original Principal Pool Balance                                                                      $1,062,038,598.39
   B. Principal Pool Balance as of the Beginning of the Collection Period                                  $  935,187,255.17
   C. Principal Pool Balance as of the End of the Collection Period                                        $  903,755,165.13
   D. Aggregate Securities Balance as of the Beginning of the Collection Period                            $  935,187,254.78
   E. Aggregate Securities Balance as of the End of the Collection Period                                  $  903,755,164.74
   F. Aggregate Notes Balance as of the Beginning of the Collection Period                                 $  903,325,656.78
   G. Aggregate Notes Balance as of the End of the Collection Period                                       $  871,893,566.74
III. Class A and Class B Principal Balances For the Collection Period
   A.  Principal Balance
      1. Class A-1 Beginning Balance                                                                       $  102,148,656.78
      2. Class A-1 Ending Balance                                                                          $   70,716,566.74
      3. Class A-2 Beginning Balance                                                                       $  237,000,000.00
      4. Class A-2 Ending Balance                                                                          $  237,000,000.00
      5. Class A-3 Beginning Balance                                                                       $  393,000,000.00
      6. Class A-3 Ending Balance                                                                          $  393,000,000.00
      7. Class A-4 Beginning Balance                                                                       $  171,177,000.00
      8. Class A-4 Ending Balance                                                                          $  171,177,000.00
      9. Class B Beginning Balance                                                                         $   31,861,598.00
      10. Class B Ending Balance                                                                           $   31,861,598.00

USAA Auto Owner Trust 2005-1
Seller & Servicer: USAA Federal Savings Bank
Indenture Trustee: JPMorgan Chase Bank
Monthly Servicer Report
Collection Period #                                                            5
                                                                        7/1/2005
Collection Period # End Date                                           7/31/2005
Distribution Date                                                      8/15/2005

IV. Reserve Account Balance For the Collection Period
   A. Initial Reserve Account Deposit                                                                      $    9,027,328.09
   B. Beginning Reserve Account Balance                                                                    $   11,689,840.69
   C. Ending Reserve Account Balance                                                                       $   11,296,939.56
V.  Summary of Cash Disbursements
   A. Available Collections                                                                                $   35,125,451.43
   B. Total Required Payment                                                                               $    3,344,521.19
   C. Withdrawals from Reserve Account (Total Required Payment minus Available Funds)                      $              --
   D. Funds Released From Reserve Account (to Seller)                                                      $      392,901.13
                                                                                                           -----------------
   E. Available Funds                                                                                      $   35,518,352.56
   F. Reimbursement of Servicer Advances on Defaulted Loans                                                $              --
   G. Payment of Servicing Fee                                                                             $      389,661.36
   H. Interest paid to Class A Notes
      1. Class A-1 Notes                                                                                   $      266,276.58
      2. Class A-2 Notes                                                                                   $      701,125.00
      3. Class A-3 Notes                                                                                   $    1,277,250.00
      4. Class A-4 Notes                                                                                   $      589,134.18
                                                                                                           -----------------
      5. Total                                                                                             $    2,833,785.76
   I. Priority Note Principal Payment Amount                                                               $              --
   J. Interest paid to Class B Certificates                                                                $      121,074.07
   K. Principal paid to Class A Notes Including Priority Note Principle Amounts
      1. Class A-1 Notes                                                                                   $   31,432,090.04
      2. Class A-2 Notes                                                                                   $              --
      3. Class A-3 Notes                                                                                   $              --
      4. Class A-4 Notes                                                                                   $              --
                                                                                                           -----------------
      5. Total                                                                                             $   31,432,090.04
   L. Principal paid to Class B Certificates                                                               $              --
   M. Remaining Available Funds                                                                            $      741,741.33
   N. Deposit from Remaining Available Collection to fund Reserve Account                                  $              --
   O. Remaining Available Funds Released to Seller                                                         $      741,741.33
VI. Scheduled Monthly Interest Distribution
   A. Available Collections                                                                                $   35,125,451.43
   B. Reimbursement of Advance
      1. Prior Advance Outstanding on Defaulted Loans                                                      $              --
      2. Reimbursement of Prior Advance Outstanding on Defaulted Loans from Available Funds                $              --
      3. Remaining Prior Advance Outstanding  on Defaulted loans                                           $              --
      4. Reimbursement of Prior Advance Outstanding on Defaulted loans from Reserve Account                $              --
      5. Remaining Advance Outstanding  on Defaulted Loans                                                 $              --

   C. Total Reimbursement of Advance paid                                                                  $              --

   D. Remaining Available Collections                                                                      $   35,125,451.43
   E. Servicing Fee
      1. Current Servicing Fee Accrued                                                                     $      389,661.36
      2. Unpaid Servicing Fees From Prior Collection Periods                                               $              --
      3. Total Servicing Fee Due                                                                           $      389,661.36
      4. Payment of Servicing Fee from Available Funds                                                     $      389,661.36
      5. Payment of Servicing Fee from Reserve Account                                                     $              --
      6. This period unpaid Servicing Fee                                                                  $              --
   F. Total Servicing Fee paid                                                                             $      389,661.36

USAA Auto Owner Trust 2005-1
Seller & Servicer: USAA Federal Savings Bank
Indenture Trustee: JPMorgan Chase Bank
Monthly Servicer Report
Collection Period #                                                            5
                                                                        7/1/2005
Collection Period # End Date                                           7/31/2005
Distribution Date                                                      8/15/2005

   G. Remaining Available Collections                                                                      $   34,735,790.07

USAA Auto Owner Trust 2005-1
Seller & Servicer: USAA Federal Savings Bank
Indenture Trustee: JPMorgan Chase Bank
Monthly Servicer Report
Collection Period #                                                            5
                                                                        7/1/2005
Collection Period # End Date                                           7/31/2005
Distribution Date                                                      8/15/2005

   H. Class A Interest Distribution Amount
      1. Class A-1 Coupon Rate                                                                                       3.02720%
         a. Class A-1 Accrual Days                                                                                        31
      2. Class A-1 Monthly Interest                                                                        $      266,276.58
      3. Class A-1 Interest Carryover Shortfall                                                            $              --
      4. Class A-1 Interest on Interest Carryover Shortfall                                                $              --
      5. Class A-1 Interest Distributable Amount                                                           $      266,276.58
      6. Payment of Class A-1 Interest Distributable Amount from Available Funds                           $      266,276.58
      7. Payment of Class A-1 Interest Distributable Amount from Reserve Account                           $              --
      8. This period Class A-1 Interest Carryover Shortfall                                                $              --

      1. Class A-2 Coupon Rate                                                                                          3.55%
         a. Class A-2 Accrual Days                                                                                        30
      2. Class A-2 Monthly Interest                                                                        $      701,125.00
      3. Class A-2 Interest Carryover Shortfall                                                            $              --
      4. Class A-2 Interest on Interest Carryover Shortfall                                                $              --
      5. Class A-2 Interest Distributable Amount                                                           $      701,125.00
      6. Payment of Class A-2 Interest Distributable Amount from Available Funds                           $      701,125.00
      7. Payment of Class A-2 Interest Distributable Amount from Reserve Account                           $              --
      8. This period Class A-2 Interest Carryover Shortfall                                                $              --

      1. Class A-3 Coupon Rate                                                                                          3.90%
         a. Class A-3 Accrual Days                                                                                        30
      2. Class A-3 Monthly Interest                                                                        $    1,277,250.00
      3. Class A-3 Interest Carryover Shortfall                                                            $              --
      4. Class A-3 Interest on Interest Carryover Shortfall                                                $              --
      5. Class A-3 Interest Distributable Amount                                                           $    1,277,250.00
      6. Payment of Class A-3 Interest Distributable Amount from Available Funds                           $    1,277,250.00
      7. Payment of Class A-3 Interest Distributable Amount from Reserve Account                           $              --
      8. This period Class A-3 Interest Carryover Shortfall                                                $              --

      1. Class A-4 Coupon Rate                                                                                          4.13%
         a. Class A-4 Accrual Days                                                                                        30
      2. Class A-4 Monthly Interest                                                                        $      589,134.18
      3. Class A-4 Interest Carryover Shortfall                                                            $              --
      4. Class A-4 Interest on Interest Carryover Shortfall                                                $              --
      5. Class A-4 Interest Distributable Amount                                                           $      589,134.18
      6. Payment of Class A-4 Interest Distributable Amount from Available Funds                           $      589,134.18
      7. Payment of Class A-4 Interest Distributable Amount from Reserve Account                           $              --
      8. This period Class A-4 Interest Carryover Shortfall                                                $              --

      1. Total Class A Interest Distributable Amount                                                       $    2,833,785.76

      1. Payment of Class A Interest Distributable Amount from Available Funds                             $    2,833,785.76
      2. Payment of Class A Interest Distributable Amount from Reserve Account                             $              --
      3. This period Class A Interest Carryover Shortfall                                                  $              --

   I. Total Interest paid to Class A Notes                                                                 $    2,833,785.76

   J. Remaining Available Collections                                                                      $   31,902,004.31

USAA Auto Owner Trust 2005-1
Seller & Servicer: USAA Federal Savings Bank
Indenture Trustee: JPMorgan Chase Bank
Monthly Servicer Report
Collection Period #                                                            5
                                                                        7/1/2005
Collection Period # End Date                                           7/31/2005
Distribution Date                                                      8/15/2005

   K. Priority Note Principal Amount
      1. Principal Pool Balance as of the End of the Collection Period                                     $  903,755,165.13
      2. Aggregate Note Balances as of the Beginning of the Collection Period                              $  903,325,656.78
      3. Priority Note Principal Payment Amount Payable                                                    $              --
      4. Priority Note Principal Payment Amount From Available Funds                                       $              --
      5. Payment of Priority Note Principal Payment Amount From Reserve Account                            $              --
      6. Aggregate Priority Note Principal Payment Amount                                                  $              --

   L. Remaining Available Collections                                                                      $   31,902,004.31

USAA Auto Owner Trust 2005-1
Seller & Servicer: USAA Federal Savings Bank
Indenture Trustee: JPMorgan Chase Bank
Monthly Servicer Report
Collection Period #                                                            5
                                                                        7/1/2005
Collection Period # End Date                                           7/31/2005
Distribution Date                                                      8/15/2005

   M. Class B Interest Distribution Amount

      1. Class B Coupon Rate                                                                                            4.56%
         a. Class B Accrual Days                                                                                          30
      2. Class B Monthly Interest                                                                          $      121,074.07
      3. Class B Interest Carryover Shortfall                                                              $              --
      4. Class B Interest on Interest Carryover Shortfall                                                  $              --
      5. Class B Interest Distributable Amount                                                             $      121,074.07
      6. Payment of Class B Interest Distributable Amount from Available Funds                             $      121,074.07
      7. Payment of Class B Interest Distributable Amount from Reserve Account                             $              --
      8. This period Class B Interest Carryover Shortfall                                                  $              --

   N. Total Interest paid to Class B Certificates                                                          $      121,074.07

   O. Remaining Available Collections                                                                      $   31,780,930.24
VII. Scheduled Monthly Principal Distributions
   A. Remaining Available Collections                                                                      $   31,780,930.24

   B. Class A Principal Distribution Amount
      1. Beginning Class A-1 Principal Balance                                                             $  102,148,656.78
      2. Class A-1 Monthly Principal                                                                       $   31,432,090.04
      3. Class A-1 Principal Carryover Shortfall                                                           $              --
      4. Class A-1 Principal Distribution Amount                                                           $   31,432,090.04
      5. Payment of Class A-1 Principal Distribution Amount from Priority Note Principal Payment Account   $              --
      6. Payment of Class A-1 Principal Distribution Amount from Available Funds                           $   31,432,090.04
      7. Payment of Class A-1 Principal Distribution Amount from Reserve Account                           $              --
      8. Class A-1 Principal Carryover Shortfall for the Period                                            $              --
      9. Ending Class A-1 Principal Balance                                                                $   70,716,566.74
      Total Principal paid to Class A-1 Notes                                                              $   31,432,090.04

      1. Beginning Class A-2 Principal Balance                                                             $  237,000,000.00
      2. Class A-2 Monthly Principal                                                                       $              --
      3. Class A-2 Principal Carryover Shortfall                                                           $              --
      4. Class A-2 Principal Distribution Amount                                                           $              --
      5. Payment of Class A-2 Principal Distribution Amount from Priority Note Principal Payment Account   $              --
      6. Payment of Class A-2 Principal Distribution Amount from Available Funds                           $              --
      7. Payment of Class A-2 Principal Distribution Amount from Reserve Account                           $              --
      8. Class A-2 Principal Carryover Shortfall for the Period                                            $              --
      9. Ending Class A-2 Principal Balance                                                                $  237,000,000.00
      Total Principal paid to Class A-2 Notes                                                              $              --

      1. Beginning Class A-3 Principal Balance                                                             $  393,000,000.00
      2. Class A-3 Monthly Principal                                                                       $              --
      3. Class A-3 Principal Carryover Shortfall                                                           $              --
      4. Class A-3 Principal Distribution Amount                                                           $              --
      5. Payment of Class A-3 Principal Distribution Amount from Priority Note Principal Payment Account   $              --
      6. Payment of Class A-3 Principal Distribution Amount from Available Funds                           $              --
      7. Payment of Class A-3 Principal Distribution Amount from Reserve Account                           $              --
      8. Class A-3 Principal Carryover Shortfall for the Period                                            $              --
      9. Ending Class A-3 Principal Balance                                                                $  393,000,000.00
      Total Principal paid to Class A-3 Notes                                                              $              --

USAA Auto Owner Trust 2005-1
Seller & Servicer: USAA Federal Savings Bank
Indenture Trustee: JPMorgan Chase Bank
Monthly Servicer Report
Collection Period #                                                            5
                                                                        7/1/2005
Collection Period # End Date                                           7/31/2005
Distribution Date                                                      8/15/2005

      1. Beginning Class A-4 Principal Balance                                                             $  171,177,000.00
      2. Class A-4 Monthly Principal                                                                       $              --
      3. Class A-4 Principal Carryover Shortfall                                                           $              --
      4. Class A-4 Principal Distribution Amount                                                           $              --
      5. Payment of Class A-4 Principal Distribution Amount from Priority Note Principal Payment Account   $              --
      6. Payment of Class A-4 Principal Distribution Amount from Available Funds                           $              --
      7. Payment of Class A-4 Principal Distribution Amount from Reserve Account                           $              --
      8. Class A-4 Principal Carryover Shortfall for the Period                                            $              --
      9. Ending Class A-4 Principal Balance                                                                $  171,177,000.00
      Total Principal paid to Class A-4 Notes                                                              $              --

      1. Total Class A Principal Distribution Amount                                                       $   31,432,090.04
      2. Payment of Class A Principal Distribution Amount from Available Funds                             $   31,432,090.04
      3. Payment of Class A Principal Distribution Amount from Priority Principal Payment Account          $              --
      4. Payment of Class A Principal Distribution Amount from Reserve Account                             $              --

USAA Auto Owner Trust 2005-1
Seller & Servicer: USAA Federal Savings Bank
Indenture Trustee: JPMorgan Chase Bank
Monthly Servicer Report
Collection Period #                                                            5
                                                                        7/1/2005
Collection Period # End Date                                           7/31/2005
Distribution Date                                                      8/15/2005

   C. Total Principal paid to Class A Noteholders                                                          $   31,432,090.04

   D. Remaining Available Collections                                                                      $      348,840.20

   E. Class B Principal Distribution Amount
      1. Beginning Class B Principal Balance                                                               $   31,861,598.00
      2. Class B Monthly Principal                                                                         $              --
      3. Class B Principal Carryover Shortfall                                                             $              --
      4. Total Class B Principal Distribution Amount                                                       $              --
      5. Payment of Class B Principal Distribution Amount from Available Collections                       $              --
      6. Payment of Class B Principal Distribution Amount from Reserve Account                             $              --
      7. Class B Principal Carryover Shortfall for the Period                                              $              --
      8. Ending Class B Principal Balance                                                                  $   31,861,598.00
      Total Principal paid to Class B Notes                                                                $              --

   F. Total Principal paid to Class B Certificates                                                         $              --

   G. Remaining Available Collections                                                                      $      348,840.20

VIII. Required Reserve Account Amount for Next Distribution Date
   A. Reserve Account Required Amount.
      1. Floor Amount = 0.50% of Initial Pool Balance                                                      $    5,310,192.99
      2. Target Amount = 1.25% of Current (Ending) Pool Balance                                            $   11,296,939.56
      3. Required Reserve Account Amount=min((Max: 1. or 2.), Class A + Class B)                           $   11,296,939.56
      4. Required Reserve Deposit Amount                                                                   $              --
      5. Withdrawal of funds in Reserve Account in Excess of Required Reserve Account Balance              $      392,901.13

   B. Remaining Available Collections                                                                      $      348,840.20

   C. Reserve Account Activity
      1. Beginning Reserve Account Balance                                                                 $   11,689,840.69
      2. Withdrawal from Reserve Account to reimburse Servicer Advance on Defaulted loans                  $              --
      3. Withdrawal from Reserve Account to pay Servicing Fee                                              $              --
      4. Withdrawal from Reserve Account to pay Class A Interest                                           $              --
         a. Class A-1                                                                                      $              --
         b. Class A-2                                                                                      $              --
         c. Class A-3                                                                                      $              --
         d. Class A-4                                                                                      $              --
         e. Total                                                                                          $              --
      5. Withdrawal from Reserve Account to pay Priority Note Principal                                    $              --
      6. Withdrawal from Reserve Account to pay Class B Interest                                           $              --
      7. Withdrawal from Reserve Account to pay Class A Principal                                          $              --
         a. Class A-1                                                                                      $              --
         b. Class A-2                                                                                      $              --
         c. Class A-3                                                                                      $              --
         d. Class A-4                                                                                      $              --
         e. Total                                                                                          $              --
      8. Withdrawal from Reserve Account to pay Class B Principal                                          $              --
      9. Deposit from Remaining Available Funds to fund Reserve Account (up to Required Amount)            $              --

USAA Auto Owner Trust 2005-1
Seller & Servicer: USAA Federal Savings Bank
Indenture Trustee: JPMorgan Chase Bank
Monthly Servicer Report
Collection Period #                                                            5
                                                                        7/1/2005
Collection Period # End Date                                           7/31/2005
Distribution Date                                                      8/15/2005

      10. Withdrawal of funds in Reserve Account in Excess of Required Reserve Account Balance             $      392,901.13
      11. Ending Reserve Account Balance                                                                   $   11,296,939.56

USAA Auto Owner Trust 2005-1
Seller & Servicer: USAA Federal Savings Bank
Indenture Trustee: JPMorgan Chase Bank
Monthly Servicer Report
Collection Period #                                                            5
                                                                        7/1/2005
Collection Period # End Date                                           7/31/2005
Distribution Date                                                      8/15/2005

IX. Delinquency and Default Information
   A. Receivables Delinquency Information
      Delinquency                                                                                          $
                                                                                                           -----------------
         31-60 days                                                                                        $    1,091,166.92
         61-90 days                                                                                        $      167,079.06
         91-120 days                                                                                       $       80,595.61
                                                                                                           -----------------
         Total                                                                                             $    1,338,841.59

         Delinquency                                                                                                   Units
                                                                                                           -----------------
         31-60 days                                                                                                       75
         61-90 days                                                                                                       13
         91-120 days                                                                                                       6
                                                                                                           -----------------
         Total                                                                                                            94

         Outstanding Principal Balance for Delinquency >=90 days                                           $       80,595.61
         Pool Principal Ending Balance for Collection Period                                               $  903,755,165.13
         Delinquency Percentage >=90 days                                                                               0.01%

   B. Receivables Default Information
      Principal Recoveries of Defaulted Receivable                                                         $       22,569.00
      Principal Balance of Defaulted Receivable                                                            $      306,410.74
      Average Pool Balance for Collection Period                                                           $  919,471,210.15
      Net Loss Ratio (period)                                                                                           0.03%
      Net Loss Ratio (cumulative)                                                                                       0.09%

            Weighted Average Coupon                                                                                     5.15%
            Weighted Average Remaining Maturity                                                                        53.11

            $1,030,177,000 Auto Owner Trust 2005-1, Class A
            $31,861,598 Auto Owner Trust 2005-1, Class B
            MONTHLY SERVICER REPORT

X.  (Reserved)

XI. (Reserved)

USAA Auto Owner Trust 2005-1
Seller & Servicer: USAA Federal Savings Bank
Indenture Trustee: JPMorgan Chase Bank
Monthly Servicer Report
Collection Period #                                                            5
                                                                        7/1/2005
Collection Period # End Date                                           7/31/2005
Distribution Date                                                      8/15/2005

On August 15, 2005, interest and principal paid on the underlying assets for the month of July 2005 were paid to you by the paying agent on behalf of JPMorgan
Chase Bank of New York, in its capacity as Indenture Trustee for the above referenced issue. The following information is being provided pursuant to
Section 4.9 of the Sale and Servicing Agreement, dated as of March 1, 2005. This payment per dollar current outstandings of your holdings is allocated as follows:

XII. Interest and Principal Paid for Current Month
   A. Class A-1 Principal Payment                                                                          $   31,432,090.04
      1. Principal Factor                                                                                        0.307709284
      2. Class A-1 Outstanding Principal Balance                                                           $   70,716,566.74
   B. Class A-2 Principal                                                                                  $              --
      1. Principal Factor                                                                                                  0
      2. Class A-2 Outstanding Principal Balance                                                           $  237,000,000.00
   C. Class A-3 Principal                                                                                  $              --
      1. Principal Factor                                                                                                  0
      2. Class A-3 Outstanding Principal Balance                                                           $  393,000,000.00
   D. Class A-4 Principal                                                                                  $              --
      1. Principal Factor                                                                                                  0
      2. Class A-4 Outstanding Principal Balance                                                           $  171,177,000.00

   E. Class A-1 Interest                                                                                   $      266,276.58
      1. Interest Factor                                                                                         0.002606756
   F. Class A-2 Interest                                                                                   $      701,125.00
      1. Interest Factor                                                                                         0.002958333
   G. Class A-3 Interest                                                                                   $    1,277,250.00
      1. Interest Factor                                                                                             0.00325
   H. Class A-4 Interest                                                                                   $      589,134.18
      1. Interest Factor                                                                                         0.003441667

   I. Class B Principal                                                                                    $              --
      1. Principal Factor                                                                                                  0
      2. Class B Outstanding Principal Balance                                                             $   31,861,598.00

   J. Class B Interest                                                                                     $      121,074.07
      1. Interest Factor                                                                                              0.0038

   K. Fees and Compensation paid to Servicer                                                               $      389,661.36

   L. Interest Advance Amount                                                                              $      123,537.02
   M. Aggregate Unreimbursed Advances
      This Month                                                                                           $              --
      Previous Month                                                                                       $              --
                                                                                                           -----------------
      Change From Previous Month                                                                           $              --

   N. Pool Balance after this payment                                                                      $  903,755,165.13
   O. Pool Factor after this payment                                                                             0.850962636

USAA Auto Owner Trust 2005-1
Seller & Servicer: USAA Federal Savings Bank
Indenture Trustee: JPMorgan Chase Bank
Monthly Servicer Report
Collection Period #                                                            5
                                                                        7/1/2005
Collection Period # End Date                                           7/31/2005
Distribution Date                                                      8/15/2005

   P. Reserve Account Activity
      1. Beginning Reserve Account Balance                                                                 $   11,689,840.69
      2. Withdrawal from Reserve Account to reimburse Servicer Advance on Defaulted loans                  $              --
      3. Withdrawal from Reserve Account to pay Servicing Fee                                              $              --
      4. Withdrawal from Reserve Account to pay Class A Interest                                           $              --
         a. Class A-1                                                                                      $              --
         b. Class A-2                                                                                      $              --
         c. Class A-3                                                                                      $              --
         d. Class A-4                                                                                      $              --
         e. Total                                                                                          $              --
      5. Withdrawal from Reserve Account to pay Priority Note Principal Payments                           $              --
      6. Withdrawal from Reserve Account to pay Class B Interest                                           $              --
      7. Withdrawal from Reserve Account to pay Class A Principal                                          $              --
         a. Class A-1                                                                                      $              --
         b. Class A-2                                                                                      $              --
         c. Class A-3                                                                                      $              --
         d. Class A-4                                                                                      $              --
         e. Total                                                                                          $              --
      8. Withdrawal from Reserve Account to pay Class B Principal                                          $              --
      9. Deposit from Remaining Available Funds to fund Reserve Account                                    $              --
      10. Withdrawal of funds in Reserve Account in Excess of Required Reserve Balance                     $      392,901.13
      11. Ending Reserve Account Balance                                                                   $   11,296,939.56
      12. Percent of Pool Balance                                                                                       1.21%
      13. Required Reserve Amount                                                                          $   11,296,939.56

   Q. Aggregate Principal Balance Designated as Defaulted Receivable in current collection Period          $      306,410.74
      1. Aggregate Gross Realized Losses                                                                   $      306,410.74
      2. Aggregate Net Realized Losses                                                                     $      283,841.74

   R. Aggregate Repurchase Amount of Receivables                                                           $              --

   S. Aggregate Collections                                                                                $   35,125,451.43


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